VALIC Company I Prospectus, March 8, 2018, as amended April 11, 2018

SAVING : INVESTING : PLANNING

VALIC Company I (“VC I”) is a mutual fund complex made up of 34 separate funds, one of which is described in this prospectus. The investment objective of the International Growth Fund is to seek capital appreciation. The Fund is explained in more detail in its Fund Summary contained herein.

Ticker Symbol:
International Growth Fund	VCINX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

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FUND SUMMARY: INTERNATIONAL GROWTH FUND

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If the separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.93%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	1.10%
Fee Waivers and/or Expense Reimbursements[1]	-0.20%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.90%

1	The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee through September 30, 2019, so that the advisory fee payable by the Fund to VALIC equals 0.75% of average monthly assets on the first $250 million, 0.70% on the next $250 million, 0.65% on the next $500 million and 0.60% thereafter. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include fee waivers for year one. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$330	$587	$1,322

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund’s subadviser uses a proprietary investment strategy to invest in companies that it believes will increase in value over time. Under normal market conditions, the subadviser seeks to achieve the Fund’s objective by investing primarily in established companies on an international basis, with capitalizations within the range of companies included in the MSCI ACWI ex USA Index. As of February 28, 2018, the market capitalization range of the companies in the MSCI ACWI ex USA Index was approximately $483 million to $314 billion.

The subadviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the subadviser seeks high-quality, established companies that the subadviser believes are undervalued at the time of purchase. The subadviser typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG). The subadviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria because the quality of the company’s business deteriorates or the price relative to the company’s intrinsic value is no longer attractive.

The Fund invests in foreign securities, which may include emerging market securities. Under normal circumstances, the Fund invests at least 40% of its net assets in the securities of issuers from at least three countries outside of the United States. The Fund considers an issuer to be from a particular country (including the United States) or geographic region if: (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in that country or geographic region or has at least 50% of its assets in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region.

The Fund primarily invests in equity securities and in depositary receipts of foreign issuers, although it may invest in equity securities of U.S. issuers. The equity securities in which the Fund invests are denominated in both U.S. and non-U.S. currencies and include common stock.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Fund.

Management Risk. The investment style or strategy used by the subadviser may fail to produce the intended result. The subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk. Economies and financial markets are becoming more connected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions.

Focused Fund Risk. The Fund, because it invests in a limited number of companies, may have more volatility in its net asset value and is considered to have more risk than a portfolio that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.

Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Emerging Markets Risk. In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Equity Securities Risk. The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Large-Cap Company Risk. Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Mid-Cap Company Risk. Investing primarily in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Small-Cap Company Risk. Investing in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Growth Style Risk. Generally, “growth” stocks are stocks of companies that the subadviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of growth stocks may be more sensitive to changes in current or expected earnings than the value of other stocks, because growth stocks trade at higher prices relative to current earnings.

Liquidity Risk. If the active trading market for certain securities becomes limited or non-existent, it can become more difficult to sell the securities at or near their perceived value. This may cause the value of such securities and the Fund’s share price to fall dramatically.

Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI ACWI ex USA Index (net) and the MSCI EAFE Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

American Century Investment Management, Inc. served as subadviser of the Fund from its inception until March 7, 2018. Invesco Advisers, Inc. and Massachusetts Financial Services Company have served as co-subadvisers from June 20, 2005 to March 7, 2018. Morgan Stanley Investment Management Inc. (“MSIM”) assumed sole subadvisory duties of the Fund on March 8, 2018.

During the 10-year period shown in the bar chart, the highest return for a quarter was 21.24% (quarter ended June 30, 2009) and the lowest return for a quarter was -20.83% (quarter ended December 31, 2008).

Average Annual Total Returns (For the periods ended December 31, 2017)

	1 Year	5 Years	10 Years

Fund	27.63%	7.56%	3.27%

MSCI ACWI ex USA Index (net)[1]	27.19%	6.80%	1.84%

MSCI EAFE Index (net)[1]	25.03%	7.90%	1.94%

1 Effective March 8, 2018, the Fund will change the benchmark against which it measures its performance from the MSCI EAFE Index (net) to the MSCI ACWI ex USA Index (net). Fund management believes that the MSCI ACWI ex USA Index (net) is more representative of the securities in which the Fund invests.

Investment Adviser

The Fund’s investment adviser is VALIC.

The Fund is subadvised by MSIM.

Portfolio Manager

Name and Title	Portfolio Manager of the Fund Since
Kristian Heugh, CFA Managing Director and Portfolio Manager	2018

IMPORTANT ADDITIONAL INFORMATION

Purchases and Sales of Fund Shares

Shares of the Fund may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies and through qualifying retirement plans (the “Plans”) and IRAs. Shares of the Fund may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Fund does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums. The prospectus (or other offering document) for your Variable Contract may contain additional information about purchases and redemptions of the Fund’s shares.

Tax Information

The Fund will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and

Other Financial Intermediaries

The Fund is not sold directly to the general public but instead is offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Fund and its related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Fund as an underlying investment option in a Variable Contract. Visit your sponsoring insurance company’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The Fund’s investment objective, principal investment strategies and principal risks are described in the Fund Summary. In addition to the principal strategies described there, the Fund may from time-to-time invest in other securities and use other investment techniques. We have identified below those securities and techniques and the non-principal risks associated with them. Descriptions of these investments and risks are provided in the “Glossary” section under “Investment Terms” or “Investment Risks.”

From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on the Fund’s investment in money market securities for temporary defensive purposes. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.

The principal investment objective and strategies for the Fund in this Prospectus are non-fundamental and may be changed by the Board of Directors of VALIC Company I (“VC I”) without investor approval. References to “net assets” in the Prospectus take into account any borrowings for investment purposes by the Fund. Unless stated otherwise, all percentages are calculated as of the time of purchase.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC” or the “Adviser”), who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements and those contractual arrangements cannot be enforced by shareholders.

This Prospectus and the Statement of Additional Information (“SAI”) provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

In addition to the securities and investment techniques described in this Prospectus, there are other securities and investment techniques in which the Fund may invest in limited instances. These other securities and investment techniques are listed in the SAI, which you may obtain free of charge (see back cover).

The Fund’s subadviser utilizes fundamental research to drive the investment process. The subadviser studies on an ongoing basis company developments, including business strategy and financial results.

The Fund may also invest in privately placed and restricted securities. In addition, the Fund may invest in currency options to enhance returns or hedge against the decline in the value of a currency. Derivative instruments used by the Fund will be counted toward the Fund’s exposure in the types of securities listed in the Fund Summary to the extent that they have economic characteristics similar to such securities. The Fund will not concentrate its assets in any single industry but may from time to time invest a higher percentage of its assets in companies conducting business in various industries within an economic sector.

The Fund is subject to the following additional risks: Cyber Security Risk, Derivatives Risk, Counterparty Risk, Privately Placed Securities Risk and Sector Risk.

INVESTMENT GLOSSARY

Investment Terms

The Fund’s investment objective, principal investment strategies and principal risks are described above. More detail on the Fund’s investments and investment techniques is shown below. The Fund may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy.

American Depositary Receipts (“ADRs”)

ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which the Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

Derivatives

Unlike stocks and bonds that represent actual ownership of a stock or bond, derivatives are instruments that “derive” their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect (“hedge”) against a change in the price of the underlying security. There are some investors who take higher risk (“speculate”) and buy derivatives to profit from a change in price of the underlying security. The Fund may purchase derivatives to hedge its investment portfolio and to earn additional income in order to help achieve its objective. Generally, the Fund does not buy derivatives to speculate. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed the Fund’s initial investment in such contracts.

Equity Securities

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Common stocks are one type of equity security.

•	Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Stocks are not the only type of equity security. Other equity securities include, but are not limited to, ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). More information about these equity securities is included elsewhere in this Prospectus or contained in the SAI.

Market cap ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in which the Fund invests, and of its benchmark index, change over time. The Fund will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range.

Foreign Currency

The Fund buys foreign currencies when it believes the value of the currency will increase. If it does increase, it sells the currency for a profit. If it decreases, it will experience a loss. The Fund may also buy foreign currencies to pay for foreign securities bought for the Fund or for hedging purposes.

Foreign Securities

Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs. There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Illiquid Securities

An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities. A restricted security, such as a privately placed security, is one that has not been registered with the Securities and Exchange Commission (the “SEC”) and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or the Fund’s subadviser to be illiquid solely by reason of being restricted. Instead, the subadviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Board of Directors. If the subadviser concludes that a security is not liquid, that investment will be included within the Fund’s limitation on illiquid securities.

Lending Portfolio Securities

The Fund may make secured loans of its portfolio securities for purposes of realizing additional income. No lending may be made with any companies affiliated with VALIC. The Fund will only make loans to broker-dealers and other financial institutions deemed by State Street Bank and Trust Company (the “securities lending agent”) to be creditworthy. The securities lending agent also holds the cash and the portfolio securities of VC I. Each loan of portfolio securities will be continuously secured by collateral in an amount at least equal to the market value of the securities loaned. Such collateral will be cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. Such events may also trigger adverse tax consequences for the Fund. To the extent that either the value of the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Engaging in securities lending could also have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

Money Market Securities

The Fund may invest part of its assets in high quality money market securities payable in U.S. dollars. A money market security is a high quality, short-term debt obligation that is eligible for inclusion in money market fund portfolios, in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”).

These high quality money market securities include:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

•	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

•	Commercial paper sold by corporations and finance companies.

•	Corporate debt obligations with remaining maturities of 13 months or less.

•	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.

Temporary Defensive Investment Strategy

From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.

Investment Risks

Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Cyber Security Risk. Intentional cybersecurity breaches include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Adviser, the subadviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which the Fund invests, and thereby cause the Fund’s investments to lose value.

Depositary Receipts Risk. Depositary receipts, such as ADRs and other depositary receipts, including GDRs, EDRs, are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can significantly increase the Fund’s exposure to market and credit risk. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the Fund’s other investments. A small investment in derivatives can have a potentially large impact on the Fund’s performance. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.

Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. Leveraging also may expose the Fund to losses in excess of the amount invested. Due to their complexity, derivatives may not perform as intended. As a result, the Fund may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Fund may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. The Fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

Derivatives are often used to hedge against positions in the Fund. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Fund’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

The Fund is subject to legal requirements applicable to all mutual funds that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, the Fund must set aside liquid assets (referred to sometimes as “asset segregation”), or engage in other measures, while the derivatives instruments are held. Generally, under current law, the Fund must set aside liquid assets equal to the full notional value for derivative contracts that are not contractually required to “cash-settle.” For derivative contracts that are contractually required to cash-settle, the Fund only needs to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation rather than the contract’s full notional value. The Fund reserves the right to alter its asset segregation policies in the future to comply with changes in the law or interpretations thereunder.

Recent legislation calls for a new regulatory framework for the derivatives markets. The extent and impact of new regulations are not yet known and may not be known for some time. New regulations may make the use of derivatives by funds more costly, may limit the availability of certain types of derivatives, and may otherwise adversely affect the value or performance of derivatives used by the Fund.

Special Risks of Foreign Currency Options. The Fund will invest in foreign currency options to enhance returns or hedge against the decline in the value of a currency. Investments in foreign currency options may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the subadviser expects. There is a risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the over-the-counter market, but may also be traded on U.S. and foreign exchanges. There is no assurance that the subadviser’s use of foreign currency options will benefit the Fund or that they will be, or can be, used at appropriate times.

Emerging Markets Risk. Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.

The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be less liquid and their prices more volatile than investments in developed countries.

The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.

Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.

Equity Securities Risk. The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Focused Fund Risk. The Fund, because it invests in a limited number of companies, may have more volatility in its net asset value and is considered to have more risk than a portfolio that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.

Foreign Investment Risk. Investment in foreign securities involves risks in addition to those associated with investments in domestic securities due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the subadviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than markets of developed countries. The Fund may also be subject to the following risk:

•	Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Large-Cap Company Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of a fund that emphasizes smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Liquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically. Moreover, the Fund may have to hold such securities longer than it would like and may have to forego other investment opportunities. The inability of the Fund to dispose of securities promptly or at a reasonable price could impair the Fund’s ability to raise cash for redemptions or other purposes.

Management Risk. Different investment styles and strategies tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The investment style or strategy used by the subadviser may fail to produce the intended result. Moreover, the Fund may outperform or underperform funds that employ a different investment style or strategy. The subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Generally, stocks with growth characteristics can have relatively wide price swings as a result of their potentially high valuations, while stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. The share price of the Fund that holds stocks with growth and value characteristics may be negatively affected by either set of risks, as discussed in more detail below.

•	Growth Style Risk. Generally, “growth” stocks are stocks of companies that the subadviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, because growth stocks trade at higher prices relative to current earnings.

•	Value Style Risk. Generally, “value” stocks are stocks of companies that they believe are currently undervalued in the marketplace. The subadviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the subadviser has placed on it.

Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the subadviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like markets generally, the investment performance of the Fund will fluctuate, so an investor may lose money over short or even long periods.

Mid-Cap Company Risk. The risk that mid-cap companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times. Investing in mid-cap companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies.

Privately Placed Securities Risk. The Fund’s investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Fund’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a fund that invests more broadly.

Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Small-Cap Company Risk. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

About the Indices

Unlike mutual funds, the indices do not incur expenses. If expenses were deducted, the actual returns of the indices would be lower.

The MSCI ACWI ex USA Index (net)* is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends.

The MSCI EAFE Index (Europe, Australasia, Far East) (net)* is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

* The net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

ACCOUNT INFORMATION

VC I Shares

VC I is an open-end management investment company and may offer shares of the Fund for sale at any time. However, VC I offers shares of the Fund only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the “Plans”) and IRAs.

Buying and Selling Shares

As a participant in a Variable Contract, Plan, or IRA, you do not directly buy shares of the Fund. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, the separate account, trustee or custodian in turn, buys the shares of the Fund according to your instructions. After you invest in the Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Fund, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund.

For certain investors, there may be rules or procedures regarding the following:

•	any minimum initial investment amount and/or limitations on periodic investments;

•	how to purchase, redeem or exchange your interest in the Fund;

•	how to obtain information about your account, including account statements; and

•	any fees applicable to your account.

For more information on such rules or procedures, you should review your Variable Contract prospectus, Plan document or custodial agreement. The Fund does not currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Fund and shares of another fund may be substituted.

This might force the Fund to sell portfolio securities at disadvantageous prices. In addition, VC I reserves the right to refuse to sell shares of the Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary, or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund. Although VC I normally redeems Fund shares for cash, VC I has the right to pay separate account assets other than cash (“redemption-in-kind”) for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less.

Execution of requests. VC I is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next net asset value to be calculated after the request is accepted by VC I. If the order is received by VC I, or the insurance company as its authorized agent, before VC I’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

Normally, VC I redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of the Fund’s assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of VC I’s shareholders. For these purposes, the SEC determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Your redemption proceeds typically will be sent within three business days after your request is submitted, but in any event, within seven days. Under normal circumstances, VC I expects to meet redemption requests by using cash or cash equivalents in the Fund’s portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, the Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit.

Frequent or Short-term Trading

The Fund, which is offered only through Variable Contracts, Plans or IRAs, is intended for long-term investment and not as a frequent short-term trading (“market timing”) vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Fund. The Board of Directors has adopted policies and procedures with respect to market timing activity as discussed below. VC I believes that market timing activity is not in the best interest of the participants of the Fund. Due to the disruptive nature of this activity, it can adversely impact the ability of the subadviser to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

The Fund may invest in foreign securities, so it may be particularly vulnerable to market timing. Market timing may occur because of time zone differences between the foreign markets on which the Fund’s international portfolio securities trade and the time as of which the Fund’s net asset value is calculated. Market timers might try to purchase shares of the Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund’s net asset value. One of the objectives of VC I’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “How Shares are Valued”).

Shares of the Fund are generally held through insurance company separate accounts, Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of VC I to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of Financial Intermediaries’ omnibus accounts. VC I’s policy is that the Fund will rely on the Financial Intermediaries to monitor market timing within the Fund to the extent that VC I believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interest of the Fund.

There is no guarantee that VC I will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not VC I detects it, if market timing occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which VC I becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. VC I has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. VC I reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from a Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a Financial

Intermediary, that VC I determines not to be in the best interest of the Fund. Such rejections, restrictions or refusals will be applied uniformly without exception.

You should review your Variable Contract prospectus, Plan document or custodial agreement for more information regarding market timing, including any restrictions, limitations or fees that may be charged on trades made through a Variable Contract, Plan or IRA. Any restrictions or limitations imposed by the Variable Contract, Plan or IRA may differ from those imposed by VC I.

Payments in Connection with Distribution

VALIC, as a life insurance company and as the Adviser of the Fund, receives revenue sharing payments from the subadviser to the Fund (other than SunAmerica Asset Management, LLC, an affiliated investment adviser) in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Fund, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from investment management fees received by the Adviser or the subadviser.

Selective Disclosure of Portfolio Holdings

VC I’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the SAI.

How Shares are Valued

The net asset value for the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Fund by the number of outstanding shares. The net asset value for the Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Board of Directors, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically approved by the Board of Directors. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Investments in registered investment companies that do not trade on an exchange are valued at the end of the day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of a security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund is not open to purchases or redemptions.

During periods of extreme volatility or market crisis, the Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

Dividends and Capital Gains

Dividends from Net Investment Income

Dividends from net investment income are declared and paid annually. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund.

Distributions from Capital Gains

When the Fund sells a security for more than it paid for that security, a capital gain results. Distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

Tax Consequences

As the owner of a Variable Contract, a participant under your employer’s Variable Contract or Plan or as an IRA account owner, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Variable Contract prospectus, Plan document, custodial agreement or your tax professional for further information concerning the federal income tax consequences to you of investing in the Fund.

The Fund will annually designate certain amounts of its dividends paid as eligible for the dividend received deduction. If the Fund incurs foreign taxes, it will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Fund. The benefits to VALIC will not be passed to you or the Fund.

MANAGEMENT

Investment Adviser

VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for each series of VC I, including the Fund. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with VC I. As investment adviser, VALIC oversees the day-to-day operations of each fund and supervises the purchase and sale of fund investments. VALIC employs investment subadvisers who make investment decisions for the funds.

The Investment Advisory Agreement between VALIC and VC I provides for VC I to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC I include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each series of VC I, including the Fund, in a manner approved by the Board of Directors. For more information on these agreements, see the “Investment Adviser” section in the SAI.

Investment Subadviser

VALIC works with an investment subadviser to manage the Fund. Subadvisers are financial service companies that specialize in certain types of investing. The subadviser’s role is to make investment decisions for the Fund according to the Fund’s investment objective and restrictions. VALIC compensates the subadviser out of the fees it receives from the Fund.

According to the agreement VALIC has with the subadviser, VALIC will receive investment advice for the Fund. Under this agreement, VALIC gives the subadviser the authority to buy and sell securities for the Fund. However, VALIC retains the responsibility for the overall management of the Fund. The subadviser may buy and sell securities for the Fund with broker-dealers and other financial intermediaries that it selects. The subadviser may place orders to buy and sell securities of the Fund with a broker-dealer affiliated with the subadviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits the subadviser, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC I has adopted procedures, as required by the 1940 Act, which provide that any commissions received by the subadviser’s affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. VC I and the subadviser have entered into a written contract, as required by the 1940 Act, to allow the subadviser’s affiliate to effect these types of transactions for commissions. The 1940 Act generally prohibits the subadviser or the subadviser’s affiliate, acting as principal, from engaging in securities transactions with the Fund, without an exemptive order from the SEC.

VALIC and the subadviser may enter into simultaneous purchase and sale transactions for the Fund or affiliates of the Fund.

In selecting the subadviser, the Board of Directors carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund by the subadviser; (ii) the distinct investment objective and policies of the Fund; (iii) the history, reputation, qualification and background of the subadviser’s personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Board of Directors also reviewed the fees to be paid by VALIC to the subadviser. The subadvisory fees are not paid by the Fund.

VC I relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new unaffiliated subadvisers or replace existing subadvisers with an unaffiliated subadviser without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent directors, must approve each new subadvisory agreement. This allows VALIC to act more quickly to change subadvisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, VC I will provide investors with information about each new subadviser and its subadvisory agreement within 90 days of hiring the new subadviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the subadvisers and oversees the subadvisers’ compliance with the Fund’s investment objective, policies and restrictions.

The Fund’s subadviser is Morgan Stanley Investment Management Inc. (“MSIM”). MSIM is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the United States and abroad. MSIM is located at 522 Fifth Avenue, New York, NY 10036. As of December 31, 2017, MSIM together with its affiliated asset management companies had approximately $482 billion in assets under management.

The Fund is managed by members of the Global Opportunity team. The team consists of portfolio managers and analysts. Kristian Heugh is the lead portfolio manager and is primarily responsible for the day-to-day management of the Fund. Mr. Heugh has been associated with MSIM in an investment management capacity since 2001.

In rendering investment advisory services to the Fund, MSIM uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of MSIM that is not registered under the Investment Advisers Act of 1940, as amended, and may provide services to the Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

The SAI provides information regarding the portfolio manager, including other accounts he manages, his ownership interest in the Fund, and the structure and method used by MSIM to determine his compensation.

Prior to March 8, 2018, American Century Investment Management, Inc. (“American Century”), Invesco Advisers, Inc. (“Invesco”) and Massachusetts Financial Services Company (“MFS”) served as co-subadvisers of the Fund. American Century served as subadviser of the Fund from its inception until March 7, 2018, and each of Invesco and MFS served as subadviser of the Fund from June 20, 2005 to March 7, 2018.

How VALIC is Paid for its Services

The Fund pays VALIC a monthly fee based on a percentage of average daily net assets.

A discussion of the basis for the Board of Directors’ approval of the Investment Advisory Agreement is available in VC I’s most recent semi-annual report for the period ended November 30. A discussion of the basis for the Board of Directors’ approval of the subadvisory agreement will be available in VC I’s annual report for the period ended May 31, 2018. For information on obtaining an annual or semi-annual report to shareholders, see the section “Interested in Learning More?”

For the fiscal year ended May 31, 2017, the Fund paid VALIC an advisory fee of 0.93% of the Fund’s average monthly net assets.

The Investment Advisory Agreement entered into with the Fund does not limit how much the Fund pays in monthly expenses each year. However, VALIC has contractually agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Annual Fund Operating Expenses in the Fund’s Summary.

Additional Information About Fund Expenses

Commission Recapture Program. Through a commission recapture program, a portion of the Fund’s expenses have been reduced. “Other Expenses,” as reflected in the Annual Fund Operating Expenses in the Fund Summary, do not take into account this expense reduction and are therefore higher than the actual expenses of the Fund.

Expense Limitations. VALIC has contractually agreed to reimburse the expenses of the Fund through September 30, 2019, so that the Fund’s Total Annual Fund Operating Expenses do not exceed 1.01% of average daily net assets. For purposes of the waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2013 through 2017 (except for the period ended November 30, 2017, which is unaudited) have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of VC I, whose report, along with the Fund’s audited financial statements, is included in the VC I annual report to shareholders which is available upon request. The Fund’s unaudited financial statements for the semi-annual period ended November 30, 2017 are included in the VC I semi-annual report to shareholders which is also available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

		International Growth Fund
		Year Ended May 31,
	Six Months Ended November 30, 2017#
		2017	2016	2015	2014	2013
PER SHARE DATA
Net asset value at beginning of period	$13.04	$11.63	$14.18	$14.14	$12.36	$9.81

Income (loss) from investment operations:

Net investment income (loss)(d)	0.02	0.14	0.15	0.16	0.16	0.17
Net realized and unrealized gain (loss) on investments and foreign currencies	1.12	1.45	(1.58)	0.17	1.87	2.55

Total income (loss) from investment operations	1.14	1.59	(1.43)	0.33	2.03	2.72

Distributions from:

Net investment income	–	(0.18)	(0.17)	(0.20)	(0.25)	(0.17)
Net realized gain on securities	–	–	(0.95)	(0.09)	–	–

Total distributions	–	(0.18)	(1.12)	(0.29)	(0.25)	(0.17)

Net asset value at end of period	$14.18	$13.04	$11.63	$14.18	$14.14	$12.36

TOTAL RETURN(a)	8.74%	13.81%	(9.20)%	2.48%	16.48%	27.92%

			International Growth Fund
			Year Ended May 31,
	Six Months Ended November 30, 2017#
			2017	2016	2015	2014	2013
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	1.01	%@	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of expenses to average net assets(c)	1.09	%@	1.10%	1.06%	1.06%	1.06%	1.10%
Ratio of expense reductions to average net assets	0.00	%@	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income (loss) to average net assets(b)	0.30	%@	1.15%	1.21%	1.15%	1.22%	1.51%
Ratio of net investment income (loss) to average net assets(c)	0.22	%@	1.06%	1.16%	1.11%	1.17%	1.42%
Portfolio turnover rate	18%		39%	36%	44%	53%	55%
Number of shares outstanding at end of period (000’s)	32,519		33,688	44,791	43,817	45,685	48,797
Net assets at end of period (000’s)	$460,987		$439,222	$521,012	$621,387	$646,032	$603,086

#	Unaudited
@	Annualized
(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

INTERESTED IN LEARNING MORE?

The Statement of Additional Information (SAI) incorporated by reference into this prospectus contains additional information about VC I’s operations.

Further information about the Fund’s investments is available in VC I’s annual and semi-annual reports to shareholders. VC I’s annual report discusses market conditions and investment strategies that significantly affected the Fund’s performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about VC I. You may reach VALIC by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648. VC I’s prospectus, SAI, and shareholder reports are available online at www.valic.com/onlineprospectus.

The Securities and Exchange Commission (SEC) maintains copies of these documents, which are available on the EDGAR Database on the SEC’s web site at www.sec.gov. If you wish to review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, DC 20549-6009; or call the SEC at 202-551-8090. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov. A duplicating fee will be assessed for all copies provided by the SEC.

Investment Company Act filing number 811-03738